UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant þ Filed by a Party other than the Registrant ¨ Check the appropriate box:
¨ Preliminary Proxy Statement
¨ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
¨ Definitive Proxy Statement
þ Definitive Additional Materials
¨ Soliciting Material Pursuant to Section 240.14a-12

OFFICE DEPOT, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

þ No fee required.
¨ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how
it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
¨ Fee paid previously with preliminary materials.
¨ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and
identify the filing for which the offsetting fee was paid previously. Identify the previous
filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

The following presentation was prepared by Office Depot, Inc.

Office DEPOT®

Goldman Sachs Sixteenth Annual Global Retailing Conference

September 10, 2009

Safe Harbor Statement

The Private Securities Litigation Reform Act of 1995 (the “Act”) provides protection from liability in private lawsuits for “forward-looking” statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the “safe harbor” provisions of the Act. Certain statements made during this presentation are forward-looking statements under the Act. Except for historical financial and business performance information, statements made during this presentation should be considered forward-looking as referred to in the Act. Much of the information that looks towards future performance of our company is based on various factors and important assumptions about future events that may or may not actually come true. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made during this presentation. Certain risks and uncertainties are detailed from time to time in our filings with the United States Securities and Exchange Commission (“SEC”). You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. During portions of today’s presentation, we may refer to results which are not GAAP numbers. A reconciliation of non-GAAP numbers to GAAP results is available on our web site at www.investor.officedepot.com.

Office Depot – Business Overview

Office DEPOT

- Office Depot is a leading global provider of office products and services
- 2008 sales of $14.5 billion
  - Supplies: 61% of sales
  - Technology: 25% of sales
  - Furniture and Other: 14% of Sales
- Multi-channel – stores, catalog, Internet and contract serve business customers of any size, from small home office to Fortune 500 accounts
  - 58% of 2008 sales were not in North American Retail
  - One of the world's largest e-commerce retailers – $4.8 billion in sales in 2008

North American Retail (42% of 2008 Sales)

- Over 1,100 stores* in U.S. and Canada
- Largest concentration of stores in California, Florida and Texas

N.A. Business Solutions (29% of 2008 Sales)

- Catalog, contract and e-commerce
- Dedicated sales force works with medium sized to Fortune 100 customers
- Orders serviced through 16 distribution centers*

International (29% of 2008 Sales)

- Catalog, contract, e-commerce and retail
- Sells to customer directly and through affiliates in 44 countries outside of North America
- 35+ websites and over 400 stores

*As of June 27th, 2009

U.S. Office Products Industry

OSS comprise a small portion of the overall U.S. office supply industry



2007 Total U.S. Office Supplies Market -- $337B
Contract Stationers
Other
9%
1%
Specialty Stores
20%
Contract Specialists
21%
10%
O.S.S.
Independent Dealers
6%
Internet/Direct Sales
3%
Institutional/School Firms
2%
Stationery/Gift Stores
1%
Copy/Printing Services
3%
College/Bookstores
4%
Food/Drug Stores
2%
18%
Mass Retailers
2007 OSS Market Share
ODP
3.4%
SPLS
4.3%
OMX
2.3%

Source: School and Office Products Network – State of the Industry Report 2008 / Office Depot Estimates
Note: Figures may not add to 100% due to rounding

Initial Priorities

After closing on $1.25 billion asset-based loan facility on September 26, 2008, the Company turned its focus to the following areas to prepare for economic downturn of unknown depth and duration

- **Restructuring Business Units**
- **Increasing Available Liquidity**
- **Improving Cash Flow**
- **Communicating with Vendors**
- **Securing Additional Financing**

Initial Priorities

- ***Announced strategic business review in October 2008***
  - ✓ ***Closed 112 North American retail stores***
  - ✓ ***Closed 6 U.S. distribution facilities***
  - ✓ ***Rationalized international business***

Restructuring Business Units

Increasing Available Liquidity

Improving Cash Flow

Communicating with Vendors

Securing Additional Financing

Initial Priorities

- ***Began pursuing internal sources of ~$400 million of liquidity in Q1 2009***
  - ✓ ***Sale leasebacks of owned properties in U.S. and Europe***
  - ✓ ***Sale of certain European accounts receivable***
  - ✓ ***Cash benefits from strategic actions***
  - ✓ ***Mexican JV dividends and tax refunds***

Restructuring Business Units

Increasing Available Liquidity

Improving Cash Flow

Communicating with Vendors

Securing Additional Financing

Initial Priorities

- ***Reduced capital spending from $330 million in 2008 to target of $125 million or less in 2009***
- ***Reduced working capital***
  - *Inventory turns at 6.3*
  - *North American accounts receivable down 3 days*

Restructuring Business Units

Increasing Available Liquidity

Improving Cash Flow

Communicating with Vendors

Securing Additional Financing

Initial Priorities

- ***Proactively reached out to top 50 vendors worldwide and credit insurance providers to explain secure financial position***

Restructuring Business Units

Increasing Available Liquidity

Improving Cash Flow

Communicating with Vendors

Securing Additional Financing

Initial Priorities

- ***Private equity firm BC Partners invested $350 million in Office Depot through a convertible preferred stock offering in June 2009.***

→

Restructuring Business Units

Increasing Available Liquidity

Improving Cash Flow

Communicating with Vendors

Securing Additional Financing

Liquidity Initiatives – 2009

in millions	Actual		Projected	
	Q1	Q2	2H	FY
Operations				
Accounts Receivable Factoring	-	-	$ 40	$ 40
Tax Refund / JV Dividend	54	-	-	54
Strategic Business Actions & Other	25	20	40	85
	$ 79	$ 20	$ 80	$ 179
Investing				
Sale-Leaseback Transactions	$ 69	$ 47	$ -	$ 116
Reduced Capital Spending & Other	19	30	30	79
	$ 88	$ 77	$ 30	$ 195
Financing				
Land Sale-Leaseback Transactions	$ 19	-	-	$ 19
Accounts Receivable Factoring	-	-	20	20
	$ 19	$ -	$ 20	$ 39
Total	$ 186	$ 97	$ 130	$ 413

Liquidity Update



Liquidity increased over $500M from Q1 2009 to Q2 2009 and is at the highest level since Q3 2005
Total Liquidity ($ millions)
1,500
1,250
1,000
750
500
250
0
$1.3B
$806M
749
182
612
157
750
395
712
156
630
176
753
559
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Cash
Asset-Based Loan Availability
Revolving Credit Availability

Current Priorities

With adequate liquidity in place and our vendor partners comfortable with our financial position, the Company is turning its focus more towards improving the profitability of its operations

North American Retail:
Providing innovative products, services and solution to micro business customers

North American Business Solutions:
Executing on initiatives to grow SMB and position business for economic recovery

International:
Improving the service model and the overall profitability of the business

North American Retail – Key Initiatives Update


RETRACTABLE FINE POINT

- Product assortment line reviews are going well; will continue through the balance of the year and touch most of our current product categories. Private brand and direct import are also key.

- High-margin services are a critical component of our assortment and Tech Depot Services has positive sales trends versus prior year.


SOLUTIONS TO
PC
MYSTERIES
CONNECT · SECURE · REPAIR · UPGRADE
TECH DEPOT

North American Retail – Key Initiatives Update


GET SMALL BUSINESS
RELIEF HERE.
Get relief at:
TheSurvivalOfTheSmartest.com
Office DEPOT
SMALL BUSINESS SELF-BAILOUT

- Office Depot launched a Small Business Self-Bailout Plan in the second quarter which provides small business owners with tools, resources and support.

- NAR is reducing store occupancy costs (capturing dollar savings and landlord-funded improvements) and is also testing a smaller store format.


Office DEPOT

North American Business Solutions – Key Initiatives Update


VAIO

- BSD is growing the customer file and acquiring new customers as a result of the Contract sales force reorganization and third-party efforts like “feet on the street”.

- BSD is growing the customer file and acquiring new customers through process changes within the telephone account management organization.



North American Business Solutions – Key Initiatives Update


Office DEPOT
Store Locator
Order by Item #
Office Supplies
Furniture
Technology
Our Services
Account Center
SEARCH
GO
Visit Site Map
WE PROVIDE
smart solutions that help you take care of business.
My Orders
My Tools
Ink DEPOT
Paper DEPOT
Design, Print & Ship DEPOT
Tech DEPOT
Green Office

- BSD launched a new web site with improved search functionality, a chat feature, customer-friendly check out and enhanced key word search.

- BSD made significant enhancements to product catalogs, including improved pagination, sharper graphics and helpful benefit statements.


Office DEPOT
Taking Care of Business
BIGBOOK
JULY – DECEMBER 2009
NEVER WAIT FOR A SALE!
NEW EVERYDAY SMART VALUES
Everything you need to take care of your business!
LOW PRICE GUARANTEE

International – Key Initiatives Update


Office
DEPOT

- Implemented first phase of move to customer-centric approach in Europe allowing us to design the right contact strategy and value proposition for customers.

- Moving ahead with SKU harmonization and rationalization assortment to simplify inventory management and reduce costs and inventory levels.



International – Key Initiatives Update


Office DEPOT

- Investing capital in high-return projects such as opening a new distribution center in The Netherlands; service metrics are already running above our European average.

- Issued our first pan-European green catalog this past quarter, giving us a competitive advantage.


Office DEPOT
Taking Care of Business
FIND YOUR OWN WAY TO A GREENER OFFICE
Office DEPOT
FIND YOUR OWN WAY TO A GREENER OFFICE

Office DEPOT®

Taking Care of Business